T. Rowe Price Retirement Balanced Fund

Supplement to Prospectus Dated October 1, 2020, as supplemented

The fund pays T. Rowe Price an all-inclusive management fee that covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; any acquired fund fees and expenses; and any 12b-1 fees applicable to a class.

Effective July 1, 2021, the fund’s all-inclusive management fee will be reduced from 0.496% to 0.49%.

To reflect the new management fee rate, effective July 1, 2021, the fee table and expense example in section 1 are revised as follows:

Fees and Expenses of the Fund

	Investor Class		Advisor Class	R Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%[b]		0.49%[b]	0.49%[b]

Distribution and service (12b-1) fees	—		0.25	0.50

Other expenses	—		—	—

Total annual fund operating expenses	0.49	[b]	0.74 [b]	0.99 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$50	$157	$274	$616
Advisor Class	76	237	411	918
R Class	101	315	547	1,213

Effective July 1, 2021, the disclosure under “The Management Fee” in section 2 is supplemented as follows:

Effective July 1, 2021, the fund pays T. Rowe Price an all-inclusive management fee rate of 0.49% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. Rule 12b-1 fees applicable to the Advisor Class and R Class are also not covered by the all-inclusive management fee.

The date of this supplement is May 24, 2021.

F145-041 5/24/21